STOCK OPTION AGREEMENT

      STOCK OPTION AGREEMENT, dated as of April 13 , 2000 (this "Agreement"), by and between HIDENET SECURE ARCHITECTURES, INC., a New Jersey corporation with an address at 103 Medinat Hayehudam Street, Hezliya 46733 Israel (the "Grantor"), and NP PARTNERS, LLC, a New York limited liability company with an address c/o Mark S. Hauser, 83 Garden Road, Scarsdale, New York 10583 (the "Grantee").

                                    RECITALS

            WHEREAS, simultaneous with the execution of this Agreement, the Grantee and NetworkPrivacy.com, Inc., a Delaware corporation which is owned by the Grantor ("NPI"), are entering into a Stock and Option Purchase Agreement (the "Stock and Option Purchase Agreement") pursuant to which, among other things, NPI is issuing to the Grantee Series A Convertible Preferred Stock (the "Preferred Stock"); and

            WHEREAS, in consideration for the payment of the Purchase Price (as such term is defined in the Stock Purchase Agreement), the Grantee is to receive the Preferred Stock and an option to acquire common stock of the Grantor; and

            WHEREAS, the Grantor desires to grant to the Grantee, and the Grantee desires to acquire from the Grantor, the irrevocable right and option to purchase shares of common stock of the Grantor, upon the terms and subject to the conditions set forth herein.

            NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, agreements and undertakings contained in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Grantor and the Grantee hereby agree as follows:

                                    ARTICLE I

                                 GRANT OF OPTION

            SECTION 1.1 Grant of Option for Shares.

      (a) Upon the terms and subject to the conditions set forth in this Agreement, the Grantor hereby grants to the Grantee the irrevocable right and option (the "Option") to purchase the Shares. "Shares" shall mean (i) 873,336 shares of common stock of the Grantor if the Grantee purchases 160,000 shares of Preferred Stock or (ii) 436,668 shares of common stock of the Grantor if the Grantee purchases 80,000 shares of Preferred Stock and an appropriately pro rated number of shares of Common Stock of the Grantor if the Grantee purchases between 80,000 and 160,000 shares of Preferred Stock, subject in any event to adjustment as provided in Section 1.2.

       (b) At any time after the date hereof, the Grantee may exercise the Option by sending to the Grantor written notice of its exercise thereof and the stock certificate evidencing the Preferred Stock. Within two business days from the receipt thereof (the "Option Closing Date"), the Grantor shall deliver to the Grantee the stock certificate(s) evidencing the Shares, duly endorsed in blank or accompanied by stock powers duly executed in blank, in proper form for transfer and with all required stock transfer tax stamps affixed.

      (c) Notwithstanding anything contained herein to the contrary, the Option shall, without any action taken by the Grantor, the Grantee, NPI or any other party, immediately expire and be of no force and effect upon the conversion of the Preferred Stock.

            SECTION 1.2 Option Exercise; Anti-Dilution.

            (a) In order to exercise the Option, the Grantee must deliver to the Grantor or its duly appointed agent, the stock certificate evidencing the Preferred Stock, duly endorsed in blank or accompanied by stock owners duly executed in blank. Upon exercise of the Option, the Preferred Stock shall be cancelled. Notwithstanding anything contained herein to the contrary, the Option may be exercised in whole or in part and from time to time, and if exercised in part, the number of shares of Preferred Stock deliverable to exercise the Option and the number of Shares to be issued hereunder shall be adjusted accordingly, and this Option shall continue in full force and effect to the extent not so exercised, or, at the request of the Grantee, a new Option shall be issued for the remaining number of Shares.

            (b) In the event of any change in the number of issued and outstanding shares of common stock of the Grantor by reason of any stock dividend, subdivision, merger, recapitalization, combination, conversion or exchange of shares, or any other change in the corporate or capital structure of the Grantor which would have the effect of diluting or otherwise adversely affect the Grantee's rights and privileges under this Option, the number and kind of the Shares and the consideration payable in respect of the Shares shall be appropriately adjusted to restore to the Grantee its rights and privileges under the Option. Without limiting the scope of the foregoing, in any such event, at the option of the Grantee, the Option shall represent the right to purchase, in addition to the number and kind of Shares which the Grantee would be entitled to purchase pursuant to the immediately preceding sentence, whatever securities, cash or other property the Shares subject to such Option shall have been converted into or otherwise exchanged for, together with any securities, cash or other property which shall have been distributed with respect to such Shares.

            (c) Adjustments for Dilutive Issues. Notwithstanding anything contained herein to the contrary, the number of Shares shall be subject to adjustment if (x) the number of shares of common stock of NPI issuable upon conversion of the Preferred Stock is increased pursuant to Section 3(g) of the Certificate of Designations, Rights and Preferences of the Preferred Stock (the "Certificate of Designation"), in which case the number of Shares shall be increased by a percentage equal to the percentage increase in the number of shares of common stock of NPI issuable upon conversion of the Preferred Stock, or (y) the Grantor shall, with respect to itself, consummate any of the events described in Section 3(d), (e), (f) or (g) of the Certificate of Designation, in which case the number of Shares shall be increased in accordance with the provisions of such Sections, applied to the Grantor, mutatis mutandis, provided that for purposes hereof the Conversion Price and Original Issue Price shall be deemed to be $2.29 per share of common stock of Grantor and the number of Shares shall be increased accordingly. For purposes of illustration only, if the Grantee invests $2 million in NPI at $12.50 per share of Preferred Stock (160,000 shares of Preferred Stock; i.e., 873,336 Shares hereunder) and (X) NPI subsequently issues additional shares of common stock at $6.25 per share for an aggregate consideration of more than $2 million, or (Y) the Grantor issues additional shares of common stock at $1.145 per share for an aggregate consideration of more than $2,000,000, the number of Shares, in either such case, would be increased by an additional 873,336 shares of Grantor.

                                  ARTICLE II
                 REPRESENTATIONS AND WARRANTIES OF THE GRANTEE

            The Grantee hereby represents and warrants to the Grantor the following, which representations and warranties shall be true and correct on the date of this Agreement and on the Option Closing Date:

            SECTION 2.1 Ownership of Shares. The Grantee is the sole record and beneficial owner of the Preferred Stock and has good and marketable title to the Preferred Stock, free and clear of any Lien, other than pursuant to the Rights Agreement.

            SECTION 2.2 Investment Intent. With respect to the Shares to be received by the Grantee:

                  (i) The Shares have not been registered under the Securities Act of 1933, as amended (the "Securities
                                                                   ----------
                        Act"),  and  have  not been  registered  or  qualified
                        ---
                        under the securities laws of any state of the United States. Grantee acknowledges that it has no right to require the Grantor to register the Shares under the Securities Act or to register or qualify the Shares under the securities laws of any state of the United States, other than pursuant to the Investor Rights Agreement;

                 (ii) The Grantee agrees that it will not, directly or indirectly, offer, transfer, sell or otherwise dispose of any of the Shares (or solicit any offers to buy, purchase or otherwise acquire any of the Shares), except in compliance with the Securities Act and the rules and regulations thereunder. The Grantee further understands, acknowledges and agrees that none of the Shares may be transferred, sold or otherwise disposed of unless (x) such disposition is pursuant to an effective registration statement under the Securities Act, or (y) the Grantee shall have delivered to the Grantor an opinion, from counsel and in form and substance reasonably satisfactory to the Grantor, to the effect that such disposition is exempt from the provisions of Section 5 of the Securities Act;

                (iii) The Grantee is acquiring the Shares for its own account, for investment purposes only and not with a view to or for sale in connection with any distribution thereof;

                 (iv) The Grantee must continue to bear the economic risk of the investment in the Shares unless they are subsequently registered under the Securities Act or an exemption from such registration is available. If any of the Shares are disposed of in accordance with Rule 144 under the Securities Act, the Grantee shall deliver to the Grantor at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as the Grantor may reasonably require in connection with such disposition;

                  (v) The Grantee acknowledges that the market value of the Shares will fluctuate from their value on the date hereof and, at the time that the Grantee disposes of the Shares, such shares may not be worth such value;

                 (vi) The Grantee has such knowledge and experience in business matters to be able to evaluate the merits and risks of an investment in the Shares and to make an informed decision with respect to its acceptance of the Shares. The Grantee has adequate means of providing for its current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Shares for an indefinite period of time, has no need for liquidity thereof, and could afford a complete loss of the Purchase Price;

                (vii) The Grantee has had an opportunity to discuss the business, operations and conditions (financial and otherwise) of the Grantor with representatives of the Grantor. In accepting the Shares on the Option Closing Date, no oral representations or written representations (other than those specifically made herein) will have been made to the Grantee; and

               (viii) The Grantee is an "accredited investor", as that term is defined in Regulation D under the Securities Act.

            SECTION 2.3 Legend. The certificate or certificates representing the Shares shall bear the following legend:

            "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS (A) SUCH DISPOSITION IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) THE HOLDER HEREOF SHALL HAVE DELIVERED TO THE COMPANY AN OPINION, FROM COUNSEL AND IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH DISPOSITION IS EXEMPT FROM THE PROVISIONS OF SECTION 5 OF THAT ACT."

            "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN REGISTRATION RIGHTS AND RESTRICTIONS ON TRANSFER, AS SET FORTH IN AN INVESTOR RIGHTS AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THIS CERTIFICATE, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND MARKET STANDOFF PROVISION ARE BINDING ON TRANSFEREES OF THESE SHARES."

                                 ARTICLE III
                 REPRESENTATIONS AND WARRANTIES OF THE GRANTOR

            Grantor hereby represents and warrants to the Grantee the following, which representations and warranties shall be true and correct on the date of this Agreement and on the Option Closing Date:

            SECTION 3.1 Authority. Grantor is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey. Grantor has full corporate power and authority to execute and deliver this Agreement and all documents and instruments specified herein, to carry out its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Grantor, and assuming due authorization, execution and delivery by the Grantee, constitutes a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms.

            SECTION 3.2 No Default. The execution, delivery and performance of this Agreement by the Grantor does not and will not (x) conflict with or violate Grantor's Articles of Incorporation or By-laws or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award applicable to the Grantor or (y) result in any breach of, or constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument to which the Grantor is a party.

            SECTION 3.3 Approval of Transaction. The execution and delivery of this Agreement by the Grantor does not, and the performance of this Agreement by the Grantor will not, require any consent, approval, authorization or other action by, or filing with or notification to, any person, entity, governmental authority or regulatory authority.

            SECTION 3.4 Claims; Litigation. No actions, suits, claims, litigation, arbitration proceedings, administrative proceeding or investigations are pending or, to the Grantor's knowledge, threatened against the Grantor which could adversely affect the consummation of this transaction.

            SECTION 3.5 Shares. The Shares have been duly authorized and, upon issuance therefor in accordance with the provisions of the Option, will be validly issued, fully paid and non-assessable. From and after the date hereof, the Grantor shall at all times reserve and keep available for issuance upon exercise of the Option such number of its authorized but unissued shares of common stock as will be sufficient to permit the exercise in full of the Option.

            SECTION 3.6 No Material Facts Omitted. No representation or warranty of the Grantor in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein not misleading.

                                   ARTICLE IV

                               GENERAL PROVISIONS

            SECTION 4.1 Entire Agreement. This Agreement contains, and is intended as, a complete statement of all of the terms of the arrangements and understandings between the parties with respect to the matters provided for, and supersedes any previous agreements and understandings between the parties with respect to those matters.

            SECTION 4.2 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of New York without regard to its principles of conflicts of law. All actions and proceedings arising out of, or relating to, this Agreement shall be heard and determined in any state or federal court sitting in New York, New York. The undersigned, by execution and delivery of this Agreement, expressly and irrevocably (i) consents and submits to the personal jurisdiction of any of such courts in any such action or proceeding; (ii) consents to the service of any complaint, summons, notice or other process relating to any such action or proceeding by delivery thereof to such party as set forth in Section 4.3 below governing the giving of notices; and (iii) waives any claim or defense in any such action or proceeding based on any alleged lack of personal jurisdiction, improper venue or forum non conveniens or any similar basis. Each of the undersigned hereby waives for himself and itself, as the case may be, and its respective permitted successors and assigns, the right to trial by jury in any action or proceeding instituted in connection with this Agreement.

            SECTION 4.3 Notices. All notices and other communications under this Agreement shall be in writing and shall be hand delivered, mailed by registered or certified mail, return receipt requested (with a copy simultaneously by ordinary mail), or recognized overnight delivery service to the parties at the following addresses (or to such other address as a party may have specified by notice given to the other party pursuant to this provision):

                  If to the Grantor, to:

                  Hidenet Secure Architectures, Inc.
                  103 Medinat Hayehudam Street
                  Hezliya 46733 Israel
                  Attn:  Ron Fussman

                  with a copy to:

                  Herrick, Feinstein LLP
                  Two Park Avenue
                  New York, New York  10016
                  Attention: David Lubin, Esq.

                  If to the Grantee, to:

                  NP Partners, LLC
                  c/o Mark S. Hauser
                  83 Garden Road
                  Scarsdale, NY 10583

                  with a copy to:

                  Morrison Cohen Singer & Winston, LLP
                  750 Lexington Avenue
                  New York, New York 10022
                  Attention: Stephen Budow, Esq.

            Each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

            SECTION 4.4 Amendment; Waiver. No provision of this Agreement may be amended or modified except by an instrument or instruments in writing signed by the parties hereto. No waiver of any provision hereof shall be construed as a waiver of any other provision. Any waiver must be in writing.

            SECTION 4.5 Assignment and Binding Effect. None of the parties hereto may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the others. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their successors and assigns.

            SECTION 4.6 No Benefit to Others. The representations, warranties, covenants and agreements contained in this Agreement are for the sole benefit of the parties hereto and their respective successors and assigns and they shall not be construed as conferring and are not intended to confer any rights on any other persons.

            SECTION 4.7 Further Assurances. From and after the date hereof, the Grantor and the Grantee agree to execute and deliver such further documents and instruments and to do such other acts and things any of them, as the case may be, may reasonably request in order to effectuate the transactions contemplated by this Agreement.

            SECTION 4.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, and each party thereto may become a party hereto by executing a counterpart hereof. This Agreement and any counterpart so executed shall be deemed to be one and the same instrument.

                  [Remainder of Page Intentionally Omitted;
                             Signatures to Follow]

            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Stock Option Agreement as of the date first written above.

                              HIDENET SECURE ARCHITECTURES, INC.


                              By: /s/ Ron Fussman
                                  ---------------
                                    Name: Ron Fussman
                                    Title:  President

                              NP PARTNERS, LLC

                                 /s/ Mark S. Hauser
                                 ------------------
                                    Name: Mark S. Hauser
                                    Title: Manager